The Bancorp, Inc. Reports Fourth Quarter and Fiscal 2013 Financial Results

Wilmington, DE – January 23, 2014 – The Bancorp, Inc. ("Bancorp") (NASDAQ: TBBK), a financial holding company, today reported financial results for the fourth quarter and fiscal 2013.

Net income for the fourth quarter of 2013 increased to $7.3 million compared to $5.2 million in fourth quarter 2012, an increase of 40%.   Year to date net income increased to $25.1 million in 2013 from $16.6 million in 2012, an increase of 51%.

Financial Highlights

●
27% increase in diluted earnings per share to $0.19 for the fourth quarter of 2013 versus $0.15 for the fourth quarter of 2012.  The number of shares used in calculating diluted earnings per share increased to 38.3 million from 33.9 million in 2012.  On a year to date basis, diluted earnings per share increased to $0.66 in 2013 from $0.50 in 2012, an increase of 32%.

●	25% increase in total quarterly revenues to $50.5 million compared to $40.3 million in fourth quarter 2012.

●	21% increase in adjusted operating earnings, a non GAAP measure, to $16.8 million for the fourth quarter of 2013 versus $13.9 million for the quarter ended December 31, 2012.

●	40% increase in quarterly non-interest income, to $21.2 million compared to $15.1 million in fourth quarter 2012, excluding security gains and other than temporary impairment charges.

●	20% increase in prepaid card fees to $11.7 million compared to $9.7 million in fourth quarter 2012.

●	15% increase in quarterly net interest income to $25.4 million compared to $22.1 million in fourth quarter 2012.

Betsy Z. Cohen, Bancorp’s Chief Executive Officer, said, “Our earnings growth in the fourth quarter reflected increases both in net interest and non-interest income.  These drivers resulted in growth of 40% in net income, 21% in adjusted operating earnings and 27% in earnings per diluted share.  Our leadership position in the prepaid card industry is a primary vector of growth and related fee income increased 20% to $11.7 million for the quarter, compared to fourth quarter 2012.  Average deposits for the fourth quarter grew 28% between those periods and reflected growth in all major deposit categories.  At December 31, 2013 our portfolio of loans and securities had grown to $3.4 billion, an increase of $699.6 million, or 26% over December 31, 2012. Outstanding loans increased 6% over that period.  Asset growth within our targeted lending segments – Small Business Administration (SBA), security backed lines of credit and small fleet leasing – contributed disproportionately. Our targeted lines of business grew as follows: SBA loans by 63%, security backed lines of credit by 25% and small fleet leasing by 12%.  Book value per share increased 5%, from $9.06 at December 31, 2012 to $9.53 at December 31, 2013.”

Financial Results

Bancorp reported net income available to common shareholders for the three months ended December 31, 2013 of $7.3 million, or diluted earnings per share of $0.19, based on 38,349,802 weighted average diluted shares outstanding, compared to net income available to common shareholders of $5.2 million, or diluted earnings per share of $0.15, based on 33,921,763 weighted average diluted shares outstanding, for the three months ended December 31, 2012.  Adjusted operating earnings, a non-GAAP measure, increased to $16.8 million for the three months ended December 31, 2013 compared to $13.9 million for the three months ended December 31, 2012.  The following is a reconciliation of net income available to common shareholders to adjusted operating earnings, a non-GAAP measure:

	Quarter ended		Year ended
	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012

Net income available to common shareholders	$7,324	$5,237	$25,110	$16,624
Income tax expense	4,098	1,622	13,825	7,794
Gains on sales of investment securities	(1,104)	(554)	(1,889)	(661)
Other than temporary impairment on securities	-	76	20	202
Losses and write-downs on other real estate owned	(8)	103	1,461	2,508
Provision for loan and lease losses	6,500	7,391	29,500	22,438
Adjusted operating earnings (1)	$16,810	$13,875	$68,027	$48,905

(1)
As a supplement to GAAP, Bancorp has provided this non-GAAP performance measure. Bancorp believes that this non-GAAP financial measure is useful because it allows investors to assess its operating performance.  Management utilizes adjusted operating earnings to measure the combined impact of changes in net interest income, non-interest income and certain other expenses.  Other companies may calculate adjusted operating earnings differently.  Although this non-GAAP financial measure is intended to enhance investors’ understanding of Bancorp’s business and performance, it should not be considered, and is not intended to be, a substitute for net income calculated pursuant to GAAP.

Conference Call Webcast

You may access the LIVE webcast of Bancorp's Quarterly Earnings Conference Call at 8:30 AM EDT Friday, January 24, 2014 by clicking on the webcast link on Bancorp's homepage at www.thebancorp.com. Or, you may dial 866.713.8563, access code 33866724.  You may listen to the replay of the webcast following the live call on Bancorp's investor relations website or telephonically until Friday, January 31, 2014 by dialing 888.286.8010, access code 20461868.

About Bancorp

The Bancorp, Inc. is a financial holding company that operates The Bancorp Bank, an FDIC-insured commercial bank that delivers a full array of financial services both directly and through private-label affinity programs.  The Bancorp Bank’s regional community bank operations serve the needs of small and mid-size businesses and their principals in the Philadelphia-Wilmington region.

Forward-Looking Statements

Statements in this earnings release regarding The Bancorp, Inc.’s business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. These statements may be identified by the use of forward-looking terminology, including but not limited to the words “may,” “believe,” “will,” “expect,” “look,” “anticipate,” “estimate,” “continue,” or similar words.  For further discussion of the risks and uncertainties to which these forward-looking statements may be subject, see The Bancorp, Inc.’s filings with the SEC, including the “Risk Factors” sections of The Bancorp Inc.’s filings. These risks and uncertainties could cause actual results to differ materially from those projected in the forward-looking statements. The forward-looking statements speak only as of the date of this presentation. The Bancorp, Inc. does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.

The Bancorp, Inc. Contact
Andres Viroslav
215-861-7990
aviroslav@thebancorp.com

The Bancorp, Inc.
Financial highlights
(unaudited)
	Three months ended		Year ended
	December 31,		December 31,
	2013	2012	2013	2012
	(dollars in thousands except per share data)
Condensed income statement
Net interest income	$25,402	$22,086	$95,782	$85,444
Provision for loan and lease losses	6,500	7,391	29,500	22,438
Non-interest income
Gain on sales of investment securities	1,104	554	1,889	661
Other than temporary impairment of investment securities	-	(76)	(20)	(202)
Other non-interest income	21,230	15,147	81,561	49,138
Total non-interest income	22,334	15,625	83,430	49,597
Non-interest expense
Losses and write downs on other real estate owned	(8)	103	1,461	2,508
Other non-interest expense	29,822	23,358	109,316	85,677
Total non-interest expense	29,814	23,461	110,777	88,185
Net income before income tax expense	11,422	6,859	38,935	24,418
Income tax expense	4,098	1,622	13,825	7,794
Net income available to common shareholders	$7,324	$5,237	$25,110	$16,624

Basic earnings per share	$0.20	$0.15	$0.67	$0.50

Diluted earnings per share	$0.19	$0.15	$0.66	$0.50
Weighted average shares - basic	37,521,647	33,603,879	37,425,197	33,227,755
Weighted average shares - diluted	38,349,802	33,921,763	38,121,084	33,288,278

Balance sheet	December 31,	September 30,	June 30,	December 31,
	2013	2013	2013	2012
	(dollars in thousands)
Assets:
Cash and cash equivalents
Cash and due from banks	$30,109	$32,026	$21,560	$19,982
Interest earning deposits at Federal Reserve Bank	1,196,515	657,618	622,989	948,111
Securities sold under agreements to resell	7,544	40,811	40,240	-
Total cash and cash equivalents	1,234,168	730,455	684,789	968,093

Investment securities, available-for-sale, at fair value	1,253,117	1,083,154	1,021,848	718,065
Investment securities, held-to-maturity	97,205	97,459	95,662	45,179
Federal Home Loan Bank & Atlantic Central Bankers Bank stock	3,209	3,209	3,209	3,621
Loans held for sale, at fair value	68,193	25,557	49,355	11,341
Loans, net of deferred fees and costs	1,958,445	1,991,455	1,967,382	1,902,854
Allowance for loan and lease losses	(38,182)	(39,151)	(40,274)	(33,040)
Loans, net	1,920,263	1,952,304	1,927,108	1,869,814
Premises and equipment, net	15,659	14,252	13,709	10,368
Accrued interest receivable	13,131	12,556	12,360	9,857
Intangible assets, net	7,612	6,253	6,503	7,004
Other real estate owned	26,295	20,111	6,308	4,241
Deferred tax asset, net	29,395	26,434	27,613	22,789
Other assets	35,087	28,538	28,031	29,287
Total assets	$4,703,334	$4,000,282	$3,876,495	$3,699,659

Liabilities:
Deposits
Demand and interest checking	$3,722,602	$3,050,167	$2,963,170	$2,775,207
Savings and money market	536,162	504,447	469,238	517,098
Time deposits	9,773	9,920	12,502	12,582
Time deposits, $100,000 and over	4,452	4,683	5,747	8,334
Total deposits	4,272,989	3,569,217	3,450,657	3,313,221

Securities sold under agreements to repurchase	21,221	22,057	19,059	18,548
Accrued interest payable	79	73	95	103
Subordinated debenture	13,401	13,401	13,401	13,401
Other liabilities	37,101	42,201	49,091	17,709
Total liabilities	$4,344,791	$3,646,949	$3,532,303	$3,362,982

Shareholders' equity:
Common stock - authorized, 50,000,000 shares of $1.00 par value; 37,720,945 and 37,246,655 shares issued at December 31, 2013 and 2012, respectively	37,721	37,721	37,463	37,247
Treasury stock (100,000 shares)	(866)	(866)	(866)	(866)
Additional paid-in capital	293,515	292,715	286,321	282,708
Retained earnings (accumulated deficit)	27,615	20,291	19,993	7,347
Accumulated other comprehensive income	558	3,472	1,281	10,241
Total shareholders' equity	358,543	353,333	344,192	336,677

Total liabilities and shareholders' equity	$4,703,334	$4,000,282	$3,876,495	$3,699,659

Average balance sheet and net interest income	Three months ended December 31, 2013			Three months ended December 31, 2012
(dollars in thousands)	Average		Average	Average		Average
Assets:	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Loans net of unearned fees and costs **	$2,024,325	$20,808	4.11%	$1,888,755	$20,091	4.25%
Leases - bank qualified*	18,680	243	5.20%	15,030	211	5.62%
Investment securities-taxable	886,975	4,654	2.10%	602,749	3,310	2.20%
Investment securities-nontaxable*	352,756	2,820	3.20%	107,370	1,078	4.02%
Interest earning deposits at Federal Reserve Bank	846,148	547	0.26%	681,272	419	0.25%
Federal funds sold/securities purchased under agreement to resell	39,610	146	1.47%	1,689	7	1.69%
Net interest earning assets	4,168,494	29,218	2.80%	3,296,865	25,116	3.05%

Allowance for loan and lease losses	(40,586)			(34,018)
Other assets	133,819			78,755
	$4,261,727			$3,341,602

Liabilities and Shareholders' Equity:
Deposits:
Demand and interest checking	$3,305,332	$2,065	0.25%	$2,502,314	$1,719	0.27%
Savings and money market	519,506	510	0.39%	480,473	569	0.47%
Time	14,590	39	1.07%	21,323	55	1.03%
Total deposits	3,839,428	2,614	0.27%	3,004,110	2,343	0.31%

Repurchase agreements	21,103	15	0.28%	19,090	20	0.42%
Subordinated debt	13,401	115	3.43%	13,401	216	6.45%
Total deposits and interest bearing liabilities	3,873,932	2,744	0.28%	3,036,601	2,579	0.34%

Other liabilities	32,049			9,157
Total liabilities	3,905,981			3,045,758

Shareholders' equity	355,746			295,844
	$4,261,727			$3,341,602
Net interest income on tax equivalent basis*		$26,474			$22,537

Tax equivalent adjustment		1,072			451

Net interest income		$25,402			$22,086
Net interest margin *			2.54%			2.73%

* Full taxable equivalent basis using a 35% statutory tax rate.
** Includes loans held for sale.

Average balance sheet and net interest income	Year ended December 31, 2013			Year ended December 31, 2012
(dollars in thousands)	Average		Average	Average		Average
Assets:	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Loans net of unearned fees and costs **	$1,996,042	$82,449	4.13%	$1,807,770	$77,685	4.30%
Leases - bank qualified*	16,209	910	5.61%	13,571	826	6.09%
Investment securities-taxable	811,440	15,999	1.97%	482,463	13,378	2.77%
Investment securities-nontaxable*	246,490	7,320	2.97%	103,901	4,331	4.17%
Interest earning deposits at Federal Reserve Bank	931,468	2,328	0.25%	974,762	2,433	0.25%
Federal funds sold/securities purchased under agreement to resell	34,589	425	1.23%	425	7	1.65%
Net interest-earning assets	4,036,238	109,431	2.71%	3,382,892	98,660	2.92%

Allowance for loan and lease losses	(38,560)			(32,320)
Other assets	110,584			127,486
	$4,108,262			$3,478,058

Liabilities and Shareholders' Equity:
Deposits:
Demand and interest checking	$3,185,919	$7,851	0.25%	$2,666,493	$7,691	0.29%
Savings and money market	500,113	2,133	0.43%	455,860	2,401	0.53%
Time	17,443	182	1.04%	26,624	356	1.34%
Total deposits	3,703,475	10,166	0.27%	3,148,977	10,448	0.33%

Repurchase agreements	18,442	54	0.29%	22,508	95	0.42%
Subordinated debt	13,401	548	4.09%	13,401	869	6.48%
Total deposits and interest bearing liabilities	3,735,318	10,768	0.29%	3,184,886	11,412	0.36%

Other liabilities	25,277			9,440
Total liabilities	3,760,595			3,194,326

Shareholders' equity	347,667			283,732
	$4,108,262			$3,478,058
Net interest income on tax equivalent basis*		98,663			87,248

Tax equivalent adjustment		2,881			1,804

Net interest income		$95,782			$85,444
Net interest margin *			2.44%			2.58%

* Fully taxable equivalent basis using a 35% statutory tax rate
** Includes loans held for sale.

Allowance for loan and lease losses:	Year ended
	December 31,	December 31,
	2013	2012
	(dollars in thousands)

Balance in the allowance for loan and lease losses at beginning of period	$33,040	$29,568

Loans charged-off:
Commercial	14,771	9,508
Construction	10,295	11,318
Lease financing	30	87
Residential mortgage	54	-
Consumer	488	340
Total	25,638	21,253

Recoveries:
Commercial	180	2,093
Construction	1,019	96
Lease financing	8	13
Residential mortgage	-	85
Consumer	73	-
Total	1,280	2,287
Net charge-offs	24,358	18,966
Provision charged to operations	29,500	22,438

Balance in allowance for loan and lease losses at end of period	$38,182	$33,040
Net charge-offs/average loans	1.21%	1.04%
Net charge-offs/average assets	0.59%	0.55%

Loan portfolio:	December 31,	September 30,	June 30,	December 31,
	2013	2013	2013	2012
	(dollars in thousands)

Commercial	$450,113	$470,072	$481,537	$470,109
Commercial mortgage (1)	625,810	654,456	651,034	617,069
Construction	258,889	255,272	266,911	258,684
Total commercial loans	1,334,812	1,379,800	1,399,482	1,345,862
Direct lease financing	175,610	177,797	172,250	156,697
Residential mortgage	94,850	94,564	93,960	97,717
Consumer and other loans	346,334	332,427	295,576	296,915
	1,951,606	1,984,588	1,961,268	1,897,191
Unamortized loan fees and costs	6,839	6,867	6,114	5,663
Total loans, net of deferred loan fees and costs	$1,958,445	$1,991,455	$1,967,382	$1,902,854

Supplemental loan data:
Construction 1-4 family	$48,394	$60,989	$64,144	$60,343
Commercial construction, acquisition and development	210,495	194,283	202,767	198,341
	$258,889	$255,272	$266,911	$258,684
(1) At December 31, 2013 our owner-occupied loans amounted to $197 million, or 31.4% of commercial mortgages.

Capital Ratios	Tier 1 capital	Tier 1 capital	Total capital
	to average assets	to risk-weighted assets	to risk-weighted assets
As of December 31, 2013
Bancorp	8.55%	14.56%	15.81%
The Bancorp Bank	6.69%	11.39%	12.64%
"Well capitalized" institution (under FDIC regulations)	5.00%	6.00%	10.00%

As of December 31, 2012
Bancorp	10.00%	16.39%	17.64%
The Bancorp Bank	7.25%	11.91%	13.16%
"Well capitalized" institution (under FDIC regulations)	5.00%	6.00%	10.00%

	Three months ended		Year ended
	December 31,		December 31,
	2013	2012	2013	2012
Selected operating ratios:
Return on average assets (annualized)	0.68%	0.62%	0.61%	0.48%
Return on average equity (annualized)	8.17%	7.04%	7.22%	5.86%
Net interest margin	2.54%	2.73%	2.44%	2.58%
Efficiency ratio (1)	63.93%	63.14%	62.47%	65.62%
Book value per share	$9.53	$9.06	$9.53	$9.06

	December 31,	September 30,	June 30,	December 31,
	2013	2013	2013	2012
Asset quality ratios:
Nonperforming loans to total loans (2)	2.08%	2.46%	2.16%	1.56%
Nonperforming assets to total assets (2)	1.42%	1.73%	1.26%	0.92%
Allowance for loan and lease losses to total loans	1.95%	1.97%	2.05%	1.74%

Nonaccrual loans	$40,551	$48,750	$41,743	$25,190
Other real estate owned	26,295	20,111	6,308	4,241
Total nonperforming assets	$66,846	$68,861	$48,051	$29,431

Loans 90 days past due still accruing interest	$110	$204	$753	$4,435

Gross Dollar Volume (GDV):
Prepaid card GDV	$7,720,554	$7,178,532	$7,651,849	$6,139,791

(1) As a supplement to GAAP, Bancorp has provided this non-GAAP performance result. The Bancorp believes that this non-GAAP financial measure is useful because it allows investors to assess its operating performance. Management utilizes the efficiency ratio to measure overhead as a percentage of revenue. Other companies may calculate the efficiency ratio differently. Although this non-GAAP financial measure is intended to enhance investors’ understanding of Bancorp’s business and performance, it should not be considered, and is not intended to be, a substitute for net income calculated pursuant to GAAP.

	Three months ended		Year ended
	December 31,		December 31,
	2013	2012	2013	2012
Reconciliation of the efficiency ratio, a non-GAAP measure:
Non-interest expense (a)	$29,814	$23,461	$110,777	$88,185

Net interest income	25,402	22,086	95,782	85,444
Non-interest income	22,334	15,625	83,430	49,597
Less: Gain on sale of securities	(1,104)	(554)	(1,889)	(661)
Adjusted net interest and non-interest income (b)	$46,632	$37,157	$177,323	$134,380

(a) divided by (b)	63.93%	63.14%	62.47%	65.62%

(2) Nonperforming loan and asset ratios include nonaccrual loans and loans 90 days past due still accruing interest.